BANGOR HYDRO-ELECTRIC COMPANY

                                    TO

                              CHEMICAL BANK,

                                as Trustee


                               -------------


                          Supplemental Indenture


                        DATED AS OF OCTOBER 1, 1995

                                    TO


        General and Refunding Mortgage Indenture and Deed of Trust

                         DATED AS OF JUNE 1, 1995


     SUPPLEMENTAL INDENTURE, dated as of October 1, 1995 (the "Supplemental Indenture"), made by and between BANGOR HYDRO-ELECTRIC COMPANY, a corporation organized and existing under the laws of the State of Maine (the "Company"), the post office address of which is 33 State Street, Bangor, Maine 04401, and CHEMICAL BANK, a corporation organized and existing under the laws of the State of New York (the "Trustee"), as Trustee under the General and Refunding Mortgage Indenture and Deed of Trust dated as of June 1, 1995, hereinafter mentioned, the post office address of which is 450 West 33rd Street, New York, New York 10001;

     WHEREAS, the Company has heretofore executed and delivered its General and Refunding Mortgage Indenture and Deed of Trust dated as of June 1, 1995 (the "Indenture"), to the Trustee, for the security of the bonds of the Company issued thereunder (the "Bonds"); and

     WHEREAS, the Company has heretofore executed and delivered its Supplemental Indenture dated as of June 15, 1995; and

     WHEREAS, the Company has heretofore executed authenticated, delivered and issued a Series of Bonds entitled General and Refunding Mortgage Bonds, Series A (the "Series A Bonds") in the aggregate principal amount of $126,000,000, all of which are Outstanding as of the date hereof; and

     WHEREAS, Section 14.01 of the Indenture provides that without the consent of any Holders, the Company and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental thereto, in form satisfactory to the Trustee, for among other things, the purpose of correcting or amplifying the description of any property at any time subject to the Lien of the Indenture; and

     WHEREAS, the Company, in the exercise of the powers and authority conferred upon and reserved to it under Section 14.01 of the Indenture, has duly resolved and determined to make, execute and deliver to the Trustee a Supplemental Indenture in the form hereof for the purposes herein provided; and

     WHEREAS, all conditions and requirements necessary to make this Supplemental Indenture a valid, binding and legal instrument have been done, performed and fulfilled and the execution and delivery hereof have been in all respects duly authorized;

     NOW, THEREFORE, THIS SUPPLEMENTAL INDENTURE WITNESSETH:

     THAT BANGOR HYDRO-ELECTRIC COMPANY, in consideration of the service by the Trustee, and its successors, under the Indenture and of One Dollar to it duly paid by the Trustee at or before the ensealing and delivery of these presents, the receipt whereof is hereby acknowledged, hereby covenants and agrees to and with the Trustee and its successors in the trust under the Indenture, for the benefit of those who shall hold the Bonds as follows:


                                ARTICLE I.

                     SUPPLEMENTAL PROPERTY DESCRIPTION

     The description of property subject to the Lien of the Indenture is set forth in Exhibit A hereto, and amplifies the description of property subject to the Lien of the Indenture attached as Exhibit A to the Indenture as originally executed and delivered by the Company and filed in each county in the State of Maine in which the Company has any right, title or interest in property, and is deemed to replace and supersede such Exhibit A in full.


                                ARTICLE II.

                               THE TRUSTEE.

     The Trustee hereby accepts the trusts hereby declared and provided, and agrees to perform the same upon the terms and conditions in the Indenture set forth and upon the following terms and conditions:

          The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or the due execution hereof by the Company or for or in respect of the recitals contained herein, all of which recitals are made by the Company solely.


                               ARTICLE III.

                         MISCELLANEOUS PROVISIONS.

     This Supplemental Indenture may be simultaneously executed in any number of counterparts, each of which when so executed shall be deemed to be an original; but such counterparts shall together constitute but one and the same instrument.

     IN WITNESS WHEREOF, said Bangor Hydro-Electric Company has caused this Supplemental Indenture to be executed on its behalf by an Authorized Executive Officer as defined in the Indenture, and its corporate seal to be hereto affixed and said seal and this Supplemental Indenture to be attested by an Authorized Executive Officer as defined in the Indenture; and Chemical Bank, in evidence of its acceptance of the trust hereby created, has caused this Supplemental Indenture to be executed on its behalf by its President or one of its Vice Presidents and its corporate seal to be hereto affixed and said seal and this Supplemental Indenture to be attested by its Secretary or one of its Trust Officers all as of the date first above written.

                              BANGOR HYDRO-ELECTRIC COMPANY




                              By  /s/ Robert S. Briggs
                                --------------------------
 [CORPORATE SEAL]               President and Chief
                                Executive Officer


ATTEST:


/s/ Andrew Landry
--------------------
Clerk


                                   CHEMICAL BANK

[CORPORATE SEAL]                   By   /s/
                                  -------------------------
                                   Vice President
ATTEST:



/s/
------------------------
Trust Officer


STATE OF MAINE      )
                    ) ss.:
COUNTY OF PENOBSCOT )

     BE IT REMEMBERED, that on this   18TH  day of October 1995,
before me, the undersigned,     GAYLE A. KILLAM                ,
a Notary Public within and for the County and State aforesaid, personally came Robert S. Briggs, President, and Andrew Landry, Clerk, of Bangor Hydro-Electric Company, a corporation duly organized, incorporated and existing under the laws of the State of Maine, who are personally known to me to be such officers, and who are personally known to me to be the same persons who executed as such officers the within instrument of writing, and such persons duly acknowledged that they signed, sealed and delivered the said instrument as their free and voluntary act as such President and Clerk, respectively, and as the free and voluntary act of said Bangor Hydro-Electric Company for the uses and purposes therein set forth.

     IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed my official seal on the day and year last above written.



                               /s/ Gayle A. Killam
                              ---------------------------------
                                Notary Public

[NOTARIAL SEAL]


STATE OF NEW YORK   )
                    ) ss.:
COUNTY OF NEW YORK  )


     BE IT REMEMBERED, that on this 30TH day of November, 1995, before me, the undersigned ROBERT J. STANISLARO , a Notary Public within and for the County and State aforesaid, personally
came     W.B. DODGE    , a Vice-President and    WANDA EILAND  ,
a Trust Officer, of Chemical Bank, a corporation organized and existing under the laws of State of New York, who are personally known to me to be the same persons who executed as such officers the within instrument of writing, and such persons duly acknowledged that they signed, sealed and delivered the said instrument as their free and voluntary act as such Vice-President and Trust Officer, respectively, and as the free and voluntary act of Chemical Bank for the uses and purposes therein set forth.

     IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed my official seal on the day and year last above written.




                              /s/ Robert J. Stanislaro
                             ----------------------------
                              Notary Public

[NOTARIAL SEAL]


                                                    EXHIBIT A







                           DESCRIPTION OF PROPERTY

     All land and interests in land subject to the lien of and referenced in the Mortgage and Deed of Trust, dated as of July 1, 1936, between Bangor Hydro-Electric Company and City Bank Farmers Trust Company (as predecessor to Citibank, N.A.), as supplemented and amended by duly recorded indentures supplemental thereto (and related real estate property descriptions) (the "1936 Mortgage") except land and interests in land which have been specifically released from such lien from time to time; and as originally recorded in the following places in the State of Maine: in Aroostook County Registry of Deeds, in Book 444, Page 130; in Hancock County Registry of Deeds, in Book 654, Page 79, in Penobscot County Registry of Deeds, in Book 1117, Page 3, in Piscataquis County Registry of Deeds, in Book 257, Page 241, in Washington County Registry of Deeds, in Book 418, Page 102; in Cumberland County Registry of Deeds, in Book 3957, Page 1; in Waldo County Registry of Deeds, in Book 786, Page 119; in the City Clerk's Office for the City of Bangor, in Book 19, Page 304; and in the Rockingham County Registry of Deeds in the State of New Hampshire, in book 2351, Page 203.

     Such land and interests in land are further described in certain supplemental indentures, dated respectively as of March 1, 1938, recorded in the Penobscot County Registry of Deeds in Book 1129, Page 380, in the Washington County Registry of Deeds in Book 426, Page 31, in the Hancock County Registry of Deeds in Book 661, Page 104, and in the Piscataquis County Registry of Deeds in Book 260, Page 119; January 17, 1939, recorded in the Penobscot County Registry of Deeds in Book 1134, Page 445, in the Washington County Registry of Deeds in Book 426, Page 198, in the Hancock County Registry of Deeds in Book 662, Page 302, and in the Piscataquis County Registry of Deeds in Book 260, Page 462; March 1, 1941, recorded in the Penobscot County Registry of Deeds in Book 1167, Page 226, in the Washington County Registry of Deeds in Book 437, Page 216, in the Hancock County Registry of Deeds in Book 679, Page 33, and in the Piscataquis County Registry of Deeds in Book 264, Page 441; February 11, 1942, recorded in the Penobscot County Registry of Deeds in Book 1177, Page 412, in the Washington County Registry of Deeds in Book 448, Page 14, in the Hancock County Registry of Deeds in Book 681, Page 591, and in the Piscataquis County Registry of Deeds in Book 272, Page 253; July 10, 1945, recorded in the Penobscot County Registry of Deeds in Book 1223, Page 382, in the Washington County Registry of Deeds in Book 463, Page 37, in the Hancock County Registry of Deeds in Book 700, Page 580, and in the Piscataquis County Registry of Deeds in Book 278, Page 171; July 8, 1947, recorded in the Penobscot County Registry of Deeds in Book 1268, Page 48, in the Washington County Registry of Deeds in Book 472, Page 457, in the Hancock County Registry of Deeds in Book 717, Page 119, and in the Piscataquis County Registry of Deeds in Book 290, Page 94; September 13, 1949, recorded in the Penobscot County Registry of Deeds in Book 1308, Page 446, in the Washington County Registry of Deeds in Book 488, page 57, in the Hancock County Registry of Deeds in Book 731, Page 11, and in the Piscataquis County Registry of Deeds in Book 294, Page 208; May 20, 1952, recorded in the Penobscot County Registry of Deeds in Book 1363, Page 193, in the Washington County Registry of Deeds in Book 515, Page 1, in the Hancock County Registry of Deeds in Book 749, Page 28, and in the Piscataquis County Registry of Deeds in Book 308, Page 35; January 8, 1981, recorded in the Waldo County Registry of Deeds in Book 788, Page 333; December 1, 1984, recorded in the Penobscot County Registry of Deeds in Book 3608, Page 117, in the Washington County Registry of Deeds in Book 1305, Page 209, in the Waldo County Registry of Deeds in Book 833, Page 100, in the Hancock County Registry of Deeds in Book 1521, Page 214, and in the Piscataquis County Registry of Deeds in Book 571, Page 448; March 15, 1989, recorded in the Penobscot County Registry of Deeds in Book 4408, Page 165, in the Washington County Registry of Deeds in Book 1565, page 289, in the Waldo County Registry of Deeds in Book 1086, Page 83, in the Hancock County Registry of Deeds in Book 1742, Page 486, and in the Piscataquis County Registry of Deeds in Book 715, Page 327; July 3, 1990, recorded in the Penobscot County Registry of Deeds in Book 4678, Page 205, in the Washington County Registry of Deeds in Book 1649, page 40, in the Waldo County Registry of Deeds in Book 776, Page 203, in the Hancock County Registry of Deeds in Book 1817, Page 360, and in the Piscataquis County Registry of Deeds in Book 776, Page 203; March 31, 1992, recorded in the Penobscot County Registry of Deeds in book 5037, Page 229, in the Washington County Registry of Deeds in Book 1762, Page 314, in the Waldo County Registry of Deeds in Book 1278, Page 298, in the Hancock County Registry of Deeds in Book 1924, Page 177, and in the Piscataquis County Registry of Deeds in Book 846, Page 14; October 22, 1992, recorded in the Penobscot County Registry of Deeds in Book 5192, Page 1, in the Washington County Registry of Deeds in Book 1808, Page 1, in the Hancock County Registry of Deeds in Book 2015, Page 209, and in the Piscataquis County Registry of Deeds in Book 873, Page 8; June 23, 1995, recorded in the Penobscot County Registry of Deeds in Book 5891, Page 41, in the Washington County Registry of Deeds in Book 2009, Page 98, in the Waldo County Registry of Deeds in Book 1539, Page 306, in the Hancock County Registry of Deeds in Book 2406, Page 122, and in the Piscataquis County Registry of Deeds in Book 991, Page 268.